UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 17, 2012

Western Asset Mortgage Defined Opportunity Fund Inc.

(Exact name of registrant as specified in its charter)

Maryland	811-22369	27-1573139
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

620 Eighth Avenue, 49th Floor, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (888) 777-0102

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Western Asset Mortgage Defined Opportunity Fund Inc.
CURRENT REPORT ON FORM 8-K

Item 8.01               Other Events

On July 17, 2012, Western Asset Mortgage Defined Opportunity Fund Inc. (the “Fund”) issued a press release announcing a change to RLJ Western Asset Public/Private Master Fund, L.P.’s investment period.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit
Number

99.1	Press Release of the Fund, dated July 17, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Asset Mortgage Defined Opportunity Fund Inc.
(Registrant)

Date: July 17, 2012	/s/ George Hoyt
(Signature)

Name: George Hoyt
Title: Assistant Secretary

EXHIBIT INDEX

Exhibit
Number

99.1	Press Release of the Fund, dated July 17, 2012.

4